UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 22, 2007

ENSCO International Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8097 (Commission File Number)	76-0232579 (I.R.S. Employer Identification No.)

500 North Akard Street

Suite 4300

Dallas, TX 75201-3331

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (214) 397-3000

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Press release issued by ENSCO International Incorporated dated May 22, 2007

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events

Attached hereto as Exhibit 99.1 is a copy of the press release issued by ENSCO International Incorporated dated May 22, 2007 entitled “ENSCO Board Elects New Chairman, Announces Quarterly Cash Dividend and Reports on Outcome of Annual Shareholder Meeting”.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by ENSCO International Incorporated dated May 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSCO International Incorporated

Date:  May 22, 2007

/s/ Cary A. Moomjian, Jr.

Cary A. Moomjian, Jr.

Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press release issued by ENSCO International Incorporated dated May 22, 2007 entitled “ENSCO Board Elects New Chairman, Announces Quarterly Cash Dividend and Reports on Outcome of Annual Shareholder Meeting”.